Exhibit 10.14

Ron Cooper

***

***

USA

Sent by email only: ron.cooper@albireopharma.com

26 September 2016

Dear Ron,

ALBIREO LIMITED (“ALBIREO”)

ALBIREO SHARE OPTION PLAN DATED 18 MARCH 2016 (AS AMENDED ON 18 APRIL 2016) (“ALBIREO LIMITED PLAN”)

We write concerning the stock options to purchase an aggregate of 2,775,062 ordinary A shares of €0.01 each in the capital of Albireo (“Albireo Options”) that were issued to you by Albireo under the Albireo Limited Plan pursuant to the three option certificates (“Albireo Option Certificates”) dated 25 April 2016.

As you are aware, on 13 July 2016, Albireo, its shareholders and loan note holders and Biodel Inc. (“Company”) entered into a definitive amended and restated share exchange agreement (“Share Exchange Agreement”) pursuant to which, subject to the satisfaction of certain conditions, the Company agreed to acquire the entire issued share capital of Albireo (“Transaction”). As used in this letter, the terms “Closing” and “Exchange Ratio” have the respective meanings given to them in the Share Exchange Agreement. It is contemplated that, effective at or immediately following the Closing, Company’s name will be changed to Albireo Pharma, Inc.

In contemplation of the Transaction, and pursuant to the terms of the Share Exchange Agreement, this letter constitutes a conditional offer (“Option Offer”) made by Albireo and Company, on the terms set out herein, for the replacement (as contemplated by rules 11.2 and 12.1 of the Albireo Limited Plan) of the Albireo Options with stock options (“Albireo Pharma Options”) exercisable for common stock of the Company (“Company Common Stock”).

A.	Terms of Albireo Pharma Options

The number of shares of Company Common Stock subject to the Albireo Pharma Options will be determined for each of your Albireo Options by:

i.	multiplying (x) the number of Albireo Ordinary A Shares that are subject to the Albireo Option registered in your name immediately prior to Closing, by (y) the Exchange Ratio; and
ii.	rounding the result down to the nearest whole number of shares of Company Common Stock

1

The per share exercise price payable for the shares of Company Common Stock issuable upon the exercise of the Albireo Pharma Options will be determined for each of your Albireo Options by:

i.

dividing (x) $0.07 (being the exercise price per Albireo share that is subject to the Albireo Option, giving effect to the Euro to U.S. Dollar exchange rate as of the respective grant dates for the Albireo Options), by (y) the Exchange Ratio; and

ii.	rounding the resulting exercise price up to the nearest whole cent.

The Albireo Pharma Options will: (a) vest on the same schedule (retaining the same “Grant Date” and “Vesting Start Date” as provided for in the Albireo Option Certificates) and, for the event-based awards, upon the occurrence of the same events as your Albireo Options; and (b) otherwise be subject to the same terms and conditions as provided in the Albireo Limited Plan and Albireo Option Certificates (collectively, the “Scheme Documentation”), other than terms and conditions that are rendered inoperative by reason of the Transaction or that are required to be amended to give effect to the Transaction, including that (i) the Scheme Documentation shall instead be governed by and construed in accordance with the laws of the State of Delaware (USA), with the courts of the State of Delaware having exclusive jurisdiction to settle any dispute or claim with respect thereto, (ii) the minimum exercise condition shall be adjusted to reflect application of the Exchange Ratio and (iii) the Scheme Documentation shall be administered by the Compensation Committee of the Board of Directors of Company (clauses (a) and (b), collectively, the “Terms”).

B.	Acceptance of the Option Offer

The Option Offer is initially open for your acceptance as from the date of this letter up until 7 October 2016.  The Option Offer may only be accepted in respect of all (and not just some) of the Albireo Options.

In order to accept the Option Offer, you will be required to complete the “Option Offer - Acceptance Confirmation” set out in Appendix 1 and to return such acceptance confirmation to Albireo together with the option certificates for your Albireo Options (in both cases such deliverables are required to have been received by Albireo prior to Closing).

The replacement of your Albireo Options with the Albireo Pharma Options pursuant to a valid acceptance of the Option Offer will be conditional upon, and will take effect upon, Closing whereupon all of the Albireo Options will be cancelled and any rights that you have against Albireo under the Scheme Documentation will immediately lapse.

An acceptance of the Option Offer will be irrevocable.  By accepting the Option Offer, you expressly (i) consent to the Terms in all respects and (ii) agree that you will not (except as otherwise approved in writing by Albireo), at any time prior to Closing, exercise any of your Albireo Options.

2

Unless otherwise notified to you in writing by Albireo, the Option Offer, to the extent outstanding, will automatically be withdrawn and any prior acceptance of the Option Offer will automatically be cancelled (whereupon the Albireo Option Certificates will promptly be returned to you by Albireo) if:

i.	the Share Exchange Agreement is terminated; or
ii.	you cease to be a “Qualifying Person” (as defined in the Albireo Limited Plan) prior to Closing.

Yours sincerely,

/s/ David Chiswell
David Chiswell
Director
Albireo Limited

Acknowledged and agreed:

/s/ Gary Gemignani
Gary Gemignani
Chief Financial Officer and Interim Chief Executive Officer
Biodel Inc.

3

APPENDIX 1

Option Offer – Acceptance Confirmation

Further to the letter dated 26 September 2016 issued to me by Albireo and the Company (“Albireo Option Letter”), I hereby irrevocably confirm my acceptance of the Option Offer on the terms set out in the Albireo Option Letter with respect to all three of the Albireo Options as are registered in my name.

I hereby enclose my original certificates in respect of the Albireo Options.

/s/ Ron Cooper
[SIGNATURE]

Ron Cooper
[NAME PRINTED]

October 3, 2016
[DATE]

65193655v.1

4

DATED	25 April	2016

ALBIREO LIMITED

OPTION CERTIFICATE

This is an important document.  Please keep it in a safe place, as you will need it if you wish to exercise your option.

Bristows LLP

100 Victoria Embankment

London

EC4Y 0DH

28846592 - Option Certificate - Ron Cooper (1)

CONTENTS

CLAUSE

1.	INTERPRETATION	1

2.	GRANT OF OPTION	1

3.	EXERCISE OF OPTION	1

4.	EXERCISE CONDITIONS	2

5.	TERMS OF OPTION	2

6.	TAX & INDEPENDENT ADVICE	2

7.	EXERCISE	3

SCHEDULE

1.	EXERCISE CONDITIONS	5

EXHIBIT

A.	EXERCISE NOTICE	8

28846592 - Option Certificate - Ron Cooper (1)

THIS DEED is made on the                 day of                 2016.

PARTIES

(1)	ALBIREO LIMITED incorporated and registered in England and Wales with company number 06445879 whose registered office is at First Floor, 100 Victoria Embankment, London, EC4Y 0DH (Company); and
(2)	RON COOPER of *** (Option Holder).

BACKGROUND

(A)	The Company has adopted the Albireo Limited Share Option Plan (Plan).
(B)	The Company wishes to grant an option under the Plan to the Option Holder on the terms specified in this deed (Option Certificate).
(C)	The Option Holder is an Officer of ALBIREO, INC., which is a Group Member.

AGREED TERMS

1.	INTERPRETATION
1.1

Terms defined in the rules of the Plan (but not defined in this Option Certificate) shall have the same meaning in this Option Certificate as in the rules of the Plan, unless the context requires otherwise. The rules of interpretation in the Plan also apply to the Option Certificate.

1.2	A copy of the rules of the Plan may be obtained on request from the CFO of the Company.
1.3	Terms in the Option Certificate such as you and your refer to and address the Option Holder.
1.4	The Vesting Start Date (if any) applicable for the purpose of this Option Certificate is as set out in Schedule 1.
2.	GRANT OF OPTION
2.1

Subject to the other terms of the Option Certificate and the rules of the Plan, the Company grants you an option (Option) to acquire 2,220,050 Ordinary A Shares (Option Shares) in the Company. If you are a US Taxpayer, this Option shall be an NSO.

2.2	The Grant Date of the Option is the date of execution of this deed by the Company.
2.3	The Exercise Price of the Option is €0.06 for each Option Share.
2.4	No payment is due from you in consideration for the grant of the Option.

28846592 - Option Certificate - Ron Cooper (1)	1

3.	EXERCISE OF OPTION
3.1	You may exercise the Option only in accordance with the rules of the Plan and the other terms of this Option Certificate.
3.2	You may lose the ability to exercise the Option or the Option may lapse if certain events occur, in accordance with the rules of the Plan.
3.3

You may not exercise the Option after the tenth anniversary of the Grant Date (or, if the Option is an ISO and, on the Grant Date, you own shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company or any Affiliate determined pursuant to the rule of attribution of stock ownership under Section 424(d) of the US Code, the fifth anniversary of the Grant Date) and it will lapse on that date if it has not lapsed or been exercised in full before then.

3.4

You may not transfer the Option and it will lapse if you attempt to do so. However, the Option will not lapse if and when it passes to your personal representatives on your death, subject to rule 7.2 of the Plan.

3.5	You may not make the Option subject to a charge or any other security interest. For example, you cannot use the Option as security for a loan. The Option will lapse if you attempt to do so.
4.	EXERCISE CONDITIONS
4.1	You may only exercise the Option if, and to the extent that, the exercise conditions set out in Schedule 1 to this Option Certificate (Exercise Conditions) are satisfied.
4.2

By accepting the Option, you agree that when you exercise your Option you will execute any documents that would be required by article 10 of the Company's articles of association adopted on 18 March 2016 (or any provisions of a similar nature contained in articles of association as subsequently adopted by the Company from time to time) as if you were a member of the Company.

5.	TERMS OF OPTION
5.1	The Option is subject to the rules of the Plan (which are incorporated by reference in the Option Certificate).
5.2	Subject to rule 2.3(g) of the Plan, the rules of the Plan shall take precedence over any conflicting statement about the terms of the Option.
6.	TAX & INDEPENDENT ADVICE
6.1	By accepting the Option, you irrevocably agree to:
(a)	pay to the Company, your employer or former employer (as appropriate) the amount of any Tax Liability; or

28846592 - Option Certificate - Ron Cooper (1)	2

(b)	enter into arrangements to the satisfaction of the Company, your employer or former employer (as appropriate) for payment of any Tax Liability.
6.2	By accepting the Option you:
(a)

acknowledge that no Group Member and no Officer, employee or representative of any Group Member has made any warranty or representation to you with respect to the tax consequences (including, but not limited to, income tax consequences) related to the issuance of the Option to you, or any cancellation, transfer, holding or exercise thereof;

(b)

confirm that you have obtained all necessary independent advice to evaluate the risks involved and that you are not relying in any respect on any Group Member or any Officer, employee or representative of any Group Member for any tax assessment or advice in this regard;

(c)

acknowledge that there may be adverse tax consequences upon acquisition, cancellation or disposition of the Option or upon the Shares subject to the Option and that you should consult a tax advisor prior to accepting, exercising or disposing of the Option or acquiring or disposing of the underlying Shares;

(d)	confirm you have been advised that you should consult with his own attorney, accountant, and/or tax advisor regarding the decision to accept the Option and the consequences thereof; and
(e)	agree no Group Member and no Officer, employee or representative of any Group Member has any responsibility to take or refrain from taking any actions in order to achieve a certain tax result for you.
7.	EXERCISE
7.1

To exercise the Option, you should fill in and sign an Exercise Notice substantially in the form attached hereto as Exhibit A (or any replacement paper or electronic form provided to you by the Company) and submit it to the Company.

7.2	If you exercise the Option in part only, you must exercise it over at least the minimum number of Shares over which the Option may then be exercised in accordance with rule 5.6 of the Plan.
7.3	Payment of the aggregate Exercise Price shall be as permitted by rule 6.2 of the Plan.
7.4

Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (1933 Act), the Company shall be under no obligation to issue the Shares covered by such exercise unless the Company has determined that such exercise and issuance would be exempt from the registration requirements of the 1933 Act and until the following conditions have been fulfilled:

28846592 - Option Certificate - Ron Cooper (1)	3

(a)

the person(s) who exercise the Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon any certificate(s) evidencing the Shares issued pursuant to such exercise:

“The securities represented by this certificate have not been registered under the U.S. Securities Act of 1933, as amended (the "1933 Act") or other applicable securities laws. These securities have been acquired for investment and not with a view to distribution or resale and may not be offered, sold, pledged or otherwise transferred except (1) in accordance with the provisions of Regulations S, Rule 901 through Rule 905, and preliminary notes under the 1933 Act; or (2) pursuant to an available exemption from the registration requirements of the 1933 Act; or (3) pursuant to an effective registration statement;” and

(b)

if the Company so requires, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder.  Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or “blue sky” laws).

This document has been executed as a deed and is delivered and takes effect on the date stated at the beginning of it.

28846592 - Option Certificate - Ron Cooper (1)	4

SCHEDULE 1

Exercise Conditions

1.1	For the purpose of this Option Certificate the Vesting Start Date will be 1 July 2015.
1.2

The number of Option Shares you will be entitled to acquire pursuant to the Option will be determined by reference to the length of time commencing from the Vesting Start Date during which you continuously remain a Qualifying Person.  The table below shows:

(a)	in the first column, the relevant number of complete calendar months since the Vesting Start Date during which you are required to have continuously remained a Qualifying Person;
(b)	in the second column, the corresponding number of Option Shares to which that periods relates and over which your Option to acquire will vest; and
(c)	in the third column, the corresponding cumulative number of Options Shares over which your Option to acquire will have vested.

Number of complete calendar months as a Qualifying Person since Vesting Start Date	Referable number of Option Shares over which the Option may be exercised	Cumulative number of Option Shares over which the Option may be exercised
12	555013	555013
13	46252	601265
14	46251	647516
15	46251	693767
16	46251	740018
17	46251	786269
18	46251	832520
19	46251	878771
20	46251	925022
21	46251	971273
22	46251	1017524
23	46251	1063775
24	46251	1110026
25	46251	1156277
26	46251	1202528
27	46251	1248779
28	46251	1295030
29	46251	1341281
30	46251	1387532
31	46251	1433783
32	46251	1480034
33	46251	1526285
34	46251	1572536

28846592 - Option Certificate - Ron Cooper (1)	5

35	46251	1618787
36	46251	1665038
37	46251	1711289
38	46251	1757540
39	46251	1803791
40	46251	1850042
41	46251	1896293
42	46251	1942544
43	46251	1988795
44	46251	2035046
45	46251	2081297
46	46251	2127548
47	46251	2173799
48	46251	2220050

1.3

For the purpose of paragraph 1.1, you will be deemed to have been a Qualifying Person at all times during the period commencing from the Vesting Start Date through until (and including) the Grant Date.

1.4

Any rule of the Plan or clause of this Option Certificate that refers to the following dates shall be read as if the Option were 37 separate Options, each over the relevant number of the Option Shares set out in column 2 of the table above, for each of which the relevant date is that calculated by reference to column 1 of the table above:

(a)	a date on which the Option becomes or will become capable of exercise (because an Exercise Condition has been satisfied); or
(b)	a date on which an Exercise Condition is to be assessed or may be satisfied.

28846592 - Option Certificate - Ron Cooper (1)	6

Executed as a deed by ALBIREO	/s/ David Chiswell
LIMITED acting by a director in the presence of:	Director

Witness signature: /s/ Kerry Williamson
Name of witness: Kerry Williamson
Address of witness: ***

Executed as a deed by RON COOPER	/s/ Ron Cooper
in the presence of:	Option Holder

Witness signature: /s/ Adrian M. duCille
Name of witness: Adrian M. duCille
Address of witness: 50 Milk St.,
Boston, MA 02109

28846592 - Option Certificate - Ron Cooper (1)	7

EXHIBIT A

EXERCISE NOTICE

To:    Albireo Limited

Ladies and Gentlemen:

I hereby exercise my Option to purchase __________ shares (the “Shares”) of Albireo Limited (the “Company”), at the exercise price of €_____ per share, pursuant to and subject to the terms of that certain Option Certificate between the undersigned and the Company dated ________, 20__.  I hereby exercise my Option in accordance with this Exercise Notice. I agree to the terms of this Exercise Notice and understand that the exercise of the Option is subject to the Plan rules.

I am aware that the Shares have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or any state securities laws.  I understand that the reliance by the Company on exemptions under the 1933 Act is predicated in part upon the truth and accuracy of the statements by me in this Exercise Notice.

I hereby represent and warrant that (1) I have been furnished with all information which I deem necessary to evaluate the merits and risks of the purchase of the Shares; (2) I have had the opportunity to ask questions concerning the Shares and the Company and all questions posed have been answered to my satisfaction; (3) I have been given the opportunity to obtain any additional information I deem necessary to verify the accuracy of any information obtained concerning the Shares and the Company; and (4) I have such knowledge and experience in financial and business matters that I am able to evaluate the merits and risks of purchasing the Shares and to make an informed investment decision relating thereto.

I hereby represent and warrant that I am purchasing the Shares for my own personal account for investment and not with a view to the sale or distribution of all or any part of the Shares.

I understand that because the Shares have not been registered under the 1933 Act, I must continue to bear the economic risk of the investment for an indefinite time and the Shares cannot be sold unless the Shares are subsequently registered under applicable federal and state securities laws or an exemption from such registration requirements is available.

I agree that I will in no event sell or distribute or otherwise dispose of all or any part of the Shares unless (1) there is an effective registration statement under the 1933 Act and applicable state securities laws covering any such transaction involving the Shares or (2) the Company receives an opinion of my legal counsel (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration or the Company otherwise satisfies itself that such transaction is exempt from registration.

I consent to the placing of a legend on my certificate for the Shares stating that the Shares have not been registered and setting forth the restriction on transfer contemplated hereby.

28846592 - Option Certificate - Ron Cooper (1)	8

I understand that at the present time Rule 144 of the Securities and Exchange Commission (the “SEC”) may not be relied on for the resale or distribution of the Shares by me.  I understand that the Company has no obligation to me to register the sale of the Shares with the SEC and has not represented to me that it will register the sale of the Shares.

I have considered the Federal, state and local income tax implications of the exercise of my Option and the purchase and subsequent sale of the Shares and I herby agree to:

i.	pay to the Company, my employer or former employer (as appropriate) the amount of any Tax Liability; or
ii.	enter into arrangements to the satisfaction of the Company, my employer or former employer (as appropriate) for payment of any Tax Liability.

I herby agree this Exercise Notice is not valid unless the Option is exercisable in accordance with the Plan rules (including any terms specified at grant) and I have done all of the following:

(a)	completed all the relevant sections of this notice, including the declaration below; and
(b)	entered into any deed of adherence and/or joinder agreement as may required under rule 5.5(b) of the Plan.

I agree that in the event the Company proposes to offer for sale to the public any of its equity securities and the Company or any underwriter engaged by the Company in connection with such offering requests that I sign an agreement restricting the sale or other transfer of Shares, then I will promptly sign such agreement and will not transfer, whether in privately negotiated transactions or to the public in open market transactions or otherwise, any Shares or other securities of the Company held by me during such period as is determined by the Company and the underwriters, not to exceed 180 days following the closing of the offering, plus such additional period of time as may be required to comply with NASD Rule 2711 or similar rules thereto (such period, the “Lock-Up Period”).  Such agreement shall be in writing and in form and substance reasonably satisfactory to the Company or such underwriter and pursuant to customary and prevailing terms and conditions.  I further agree that notwithstanding whether I have signed such an agreement, the Company may impose stop-transfer instructions with respect to the Shares or other securities of the Company subject to the foregoing restrictions until the end of the Lock-Up Period.

I am paying the option exercise price for the Shares as follows:

Please issue the Shares to me and mail the certificate to me at the following address:

28846592 - Option Certificate - Ron Cooper (1)	9

My address to be entered in the Company’s register of member, if different from the address listed above is:

Very truly yours,

Participant (signature)

Print Name

Date

Social Security Number

28846592 - Option Certificate - Ron Cooper (1)	10

DATED	25 April	2016

ALBIREO LIMITED

OPTION CERTIFICATE

This is an important document.  Please keep it in a safe place, as you will need it if you wish to exercise your option.

Bristows LLP

100 Victoria Embankment

London

EC4Y 0DH

28847793 – Option Certificate - Ron Cooper (2)

CONTENTS

CLAUSE

1.	Interpretation	1

2.	Grant of Option	1

3.	Exercise of Option	2

4.	Exercise conditions	2

5.	Terms of Option	2

6.	TAX & INDEPENDENT ADVICE	2

7.	Exercise	3

SCHEDULE

1.	Exercise Conditions	5

EXHIBIT

A.	EXERCISE NOTICE	7

28847793 - Option Certificate - Ron Cooper (2)

THIS DEED is made on the                 day of                 2016.

PARTIES

(1)	ALBIREO LIMITED incorporated and registered in England and Wales with company number 06445879 whose registered office is at First Floor, 100 Victoria Embankment, London, EC4Y 0DH (Company); and
(2)	RON COOPER of *** (Option Holder).

BACKGROUND

(A)	The Company has adopted the Albireo Limited Share Option Plan (Plan).
(B)	The Company wishes to grant an option under the Plan to the Option Holder on the terms specified in this deed (Option Certificate).
(C)	The Option Holder is an Officer of ALBIREO, INC., which is a Group Member.

AGREED TERMS

1.	INTERPRETATION
1.1

Terms defined in the rules of the Plan (but not defined in this Option Certificate) shall have the same meaning in this Option Certificate as in the rules of the Plan, unless the context requires otherwise. The rules of interpretation in the Plan also apply to the Option Certificate.

1.2	A copy of the rules of the Plan may be obtained on request from the CFO of the Company.
1.3	Terms in the Option Certificate such as you and your refer to and address the Option Holder.
1.4	The Vesting Start Date (if any) applicable for the purpose of this Option Certificate is as set out in Schedule 1.
2.	GRANT OF OPTION
2.1

Subject to the other terms of the Option Certificate and the rules of the Plan, the Company grants you an option (Option) to acquire 277,506 Ordinary A Shares (Option Shares) in the Company. If you are a US Taxpayer, this Option shall be an NSO.

2.2	The Grant Date of the Option is the date of execution of this deed by the Company.
2.3	The Exercise Price of the Option is €0.06 for each Option Share.
2.4	No payment is due from you in consideration for the grant of the Option.

28847793 - Option Certificate - Ron Cooper (2)	1

3.	EXERCISE OF OPTION
3.1	You may exercise the Option only in accordance with the rules of the Plan and the other terms of this Option Certificate.
3.2	You may lose the ability to exercise the Option or the Option may lapse if certain events occur, in accordance with the rules of the Plan.
3.3

You may not exercise the Option after the tenth anniversary of the Grant Date (or, if the Option is an ISO and, on the Grant Date, you own shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company or any Affiliate determined pursuant to the rule of attribution of stock ownership under Section 424(d) of the US Code, the fifth anniversary of the Grant Date) and it will lapse on that date if it has not lapsed or been exercised in full before then.

3.4

You may not transfer the Option and it will lapse if you attempt to do so. However, the Option will not lapse if and when it passes to your personal representatives on your death, subject to rule 7.2 of the Plan.

3.5	You may not make the Option subject to a charge or any other security interest. For example, you cannot use the Option as security for a loan. The Option will lapse if you attempt to do so.
4.	EXERCISE CONDITIONS
4.1	You may only exercise the Option if, and to the extent that, the exercise conditions set out in Schedule 1 to this Option Certificate (Exercise Conditions) are satisfied.
4.2

By accepting the Option, you agree that when you exercise your Option you will execute any documents that would be required by article 10 of the Company's articles of association adopted on 18 March 2016 (or any provisions of a similar nature contained in articles of association as subsequently adopted by the Company from time to time) as if you were a member of the Company.

5.	TERMS OF OPTION
5.1	The Option is subject to the rules of the Plan (which are incorporated by reference in the Option Certificate).
5.2	Subject to rule 2.3(g) of the Plan, the rules of the Plan shall take precedence over any conflicting statement about the terms of the Option.
6.	TAX & INDEPENDENT ADVICE
6.1	By accepting the Option, you irrevocably agree to:
(a)	pay to the Company, your employer or former employer (as appropriate) the amount of any Tax Liability; or

28847793 - Option Certificate - Ron Cooper (2)	2

(b)	enter into arrangements to the satisfaction of the Company, your employer or former employer (as appropriate) for payment of any Tax Liability.
6.2	By accepting the Option you:
(a)

acknowledge that no Group Member and no Officer, employee or representative of any Group Member has made any warranty or representation to you with respect to the tax consequences (including, but not limited to, income tax consequences) related to the issuance of the Option to you, or any cancellation, transfer, holding or exercise thereof;

(b)

confirm that you have obtained all necessary independent advice to evaluate the risks involved and that you are not relying in any respect on any Group Member or any Officer, employee or representative of any Group Member for any tax assessment or advice in this regard;

(c)

acknowledge that there may be adverse tax consequences upon acquisition, cancellation or disposition of the Option or upon the Shares subject to the Option and that you should consult a tax advisor prior to accepting, exercising or disposing of the Option or acquiring or disposing of the underlying Shares;

(d)	confirm you have been advised that you should consult with his own attorney, accountant, and/or tax advisor regarding the decision to accept the Option and the consequences thereof; and
(e)	agree no Group Member and no Officer, employee or representative of any Group Member has any responsibility to take or refrain from taking any actions in order to achieve a certain tax result for you.
7.	EXERCISE
7.1

To exercise the Option, you should fill in and sign an Exercise Notice substantially in the form attached hereto as Exhibit A (or any replacement paper or electronic form provided to you by the Company) and submit it to the Company.

7.2	If you exercise the Option in part only, you must exercise it over at least the minimum number of Shares over which the Option may then be exercised in accordance with rule 5.6 of the Plan.
7.3	Payment of the aggregate Exercise Price shall be as permitted by rule 6.2 of the Plan.

28847793 - Option Certificate - Ron Cooper (2)	3

7.4

Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (1933 Act), the Company shall be under no obligation to issue the Shares covered by such exercise unless the Company has determined that such exercise and issuance would be exempt from the registration requirements of the 1933 Act and until the following conditions have been fulfilled:

(a)

the person(s) who exercise the Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon any certificate(s) evidencing the Shares issued pursuant to such exercise:

“The securities represented by this certificate have not been registered under the U.S. Securities Act of 1933, as amended (the "1933 Act") or other applicable securities laws. These securities have been acquired for investment and not with a view to distribution or resale and may not be offered, sold, pledged or otherwise transferred except (1) in accordance with the provisions of Regulations S, Rule 901 through Rule 905, and preliminary notes under the 1933 Act; or (2) pursuant to an available exemption from the registration requirements of the 1933 Act; or (3) pursuant to an effective registration statement;” and

(b)

if the Company so requires, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder.  Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or “blue sky” laws).

This document has been executed as a deed and is delivered and takes effect on the date stated at the beginning of it.

28847793 - Option Certificate - Ron Cooper (2)	4

SCHEDULE 1

Exercise Conditions

1.1	Upon the occurrence of the event specified in paragraph 1.2 below you will be entitled to acquire all of the Option Shares pursuant to the Option.
1.2	You may exercise the Option immediately in advance of an IPO with a valuation of more than $250,000,000 (and which raises at least $50,000,000) taking place.
1.3

For the purposes of this Option Certificate an “IPO” means the admission of any shares in the issued share capital of the Company to the Official List of the Financial Conduct Authority (or any body with responsibility under legislation replacing the Financial Services and Markets Act 2000 for carrying out regulatory actions) and to trading on the London Stock Exchange’s market for listed securities, or to trading on the Alternative Investment Market of the London Stock Exchange, or to trading on the OMX Nordic Exchange or any other recognised investment exchange, recognised overseas investment exchange, designated investment exchange or designated overseas investment exchange, in each case for the purposes of the Financial Services and Markets Act 2000.

28847793 - Option Certificate - Ron Cooper (2)	5

Executed as a deed by ALBIREO	/s/ David Chiswell
LIMITED acting by a director in the presence of:	Director

Witness signature: /s/ Kerry Williamson
Name of witness: Kerry Williamson
Address of witness: ***

Executed as a deed by RON COOPER	/s/ Ron Cooper
in the presence of:	Option Holder

Witness signature: /s/ Adrian M. duCille
Name of witness: Adrian M. duCille
Address of witness: 50 Milk St.,
Boston, MA 02109

28847793 - Option Certificate - Ron Cooper (2)	6

EXHIBIT A

EXERCISE NOTICE

To:Albireo Limited

Ladies and Gentlemen:

I hereby exercise my Option to purchase __________ shares (the “Shares”) of Albireo Limited (the “Company”), at the exercise price of €_____ per share, pursuant to and subject to the terms of that certain Option Certificate between the undersigned and the Company dated ________, 20__.  I hereby exercise my Option in accordance with this Exercise Notice. I agree to the terms of this Exercise Notice and understand that the exercise of the Option is subject to the Plan rules.

I am aware that the Shares have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or any state securities laws.  I understand that the reliance by the Company on exemptions under the 1933 Act is predicated in part upon the truth and accuracy of the statements by me in this Exercise Notice.

I hereby represent and warrant that (1) I have been furnished with all information which I deem necessary to evaluate the merits and risks of the purchase of the Shares; (2) I have had the opportunity to ask questions concerning the Shares and the Company and all questions posed have been answered to my satisfaction; (3) I have been given the opportunity to obtain any additional information I deem necessary to verify the accuracy of any information obtained concerning the Shares and the Company; and (4) I have such knowledge and experience in financial and business matters that I am able to evaluate the merits and risks of purchasing the Shares and to make an informed investment decision relating thereto.

I hereby represent and warrant that I am purchasing the Shares for my own personal account for investment and not with a view to the sale or distribution of all or any part of the Shares.

I understand that because the Shares have not been registered under the 1933 Act, I must continue to bear the economic risk of the investment for an indefinite time and the Shares cannot be sold unless the Shares are subsequently registered under applicable federal and state securities laws or an exemption from such registration requirements is available.

I agree that I will in no event sell or distribute or otherwise dispose of all or any part of the Shares unless (1) there is an effective registration statement under the 1933 Act and applicable state securities laws covering any such transaction involving the Shares or (2) the Company receives an opinion of my legal counsel (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration or the Company otherwise satisfies itself that such transaction is exempt from registration.

I consent to the placing of a legend on my certificate for the Shares stating that the Shares have not been registered and setting forth the restriction on transfer contemplated hereby.

28847793 - Option Certificate - Ron Cooper (2)	7

I understand that at the present time Rule 144 of the Securities and Exchange Commission (the “SEC”) may not be relied on for the resale or distribution of the Shares by me.  I understand that the Company has no obligation to me to register the sale of the Shares with the SEC and has not represented to me that it will register the sale of the Shares.

I have considered the Federal, state and local income tax implications of the exercise of my Option and the purchase and subsequent sale of the Shares and I herby agree to:

i.	pay to the Company, my employer or former employer (as appropriate) the amount of any Tax Liability; or
ii.	enter into arrangements to the satisfaction of the Company, my employer or former employer (as appropriate) for payment of any Tax Liability.

I herby agree this Exercise Notice is not valid unless the Option is exercisable in accordance with the Plan rules (including any terms specified at grant) and I have done all of the following:

(a)	completed all the relevant sections of this notice, including the declaration below; and
(b)	entered into any deed of adherence and/or joinder agreement as may required under rule 5.5(b) of the Plan.

I agree that in the event the Company proposes to offer for sale to the public any of its equity securities and the Company or any underwriter engaged by the Company in connection with such offering requests that I sign an agreement restricting the sale or other transfer of Shares, then I will promptly sign such agreement and will not transfer, whether in privately negotiated transactions or to the public in open market transactions or otherwise, any Shares or other securities of the Company held by me during such period as is determined by the Company and the underwriters, not to exceed 180 days following the closing of the offering, plus such additional period of time as may be required to comply with NASD Rule 2711 or similar rules thereto (such period, the “Lock-Up Period”).  Such agreement shall be in writing and in form and substance reasonably satisfactory to the Company or such underwriter and pursuant to customary and prevailing terms and conditions.  I further agree that notwithstanding whether I have signed such an agreement, the Company may impose stop-transfer instructions with respect to the Shares or other securities of the Company subject to the foregoing restrictions until the end of the Lock-Up Period.

I am paying the option exercise price for the Shares as follows:

Please issue the Shares to me and mail the certificate to me at the following address:

28847793 - Option Certificate - Ron Cooper (2)	8

My address to be entered in the Company’s register of member, if different from the address listed above is:

Very truly yours,

Participant (signature)

Print Name

Date

Social Security Number

28847793 - Option Certificate - Ron Cooper (2)	9

DATED	25 April	2016

ALBIREO LIMITED

OPTION CERTIFICATE

This is an important document.  Please keep it in a safe place, as you will need it if you wish to exercise your option.

Bristows LLP

100 Victoria Embankment

London

EC4Y 0DH

28847805 - Option Certificate - Ron Cooper (3)

CONTENTS

CLAUSE

1.	INTERPRETATION	1

2.	GRANT OF OPTION	1

3.	EXERCISE OF OPTION	2

4.	EXERCISE CONDITIONS	2

5.	TERMS OF OPTION	2

6.	TAX & INDEPENDENT ADVICE	3

7.	EXERCISE	3

SCHEDULE

1.	EXERCISE CONDITIONS	5

EXHIBIT

A.	EXERCISE NOTICE	7

28847805 - Option Certificate - Ron Cooper (3)

THIS DEED is made on the                 day of                 2016.

PARTIES

(1)	ALBIREO LIMITED incorporated and registered in England and Wales with company number 06445879 whose registered office is at First Floor, 100 Victoria Embankment, London, EC4Y 0DH (Company); and
(2)	RON COOPER of *** (Option Holder).

BACKGROUND

(A)	The Company has adopted the Albireo Limited Share Option Plan (Plan).
(B)	The Company wishes to grant an option under the Plan to the Option Holder on the terms specified in this deed (Option Certificate).
(C)	The Option Holder is an Officer of ALBIREO, INC., which is a Group Member.

AGREED TERMS

1.	INTERPRETATION
1.1

Terms defined in the rules of the Plan (but not defined in this Option Certificate) shall have the same meaning in this Option Certificate as in the rules of the Plan, unless the context requires otherwise. The rules of interpretation in the Plan also apply to the Option Certificate.

1.2	A copy of the rules of the Plan may be obtained on request from the CFO of the Company.
1.3	Terms in the Option Certificate such as you and your refer to and address the Option Holder.
1.4	The Vesting Start Date (if any) applicable for the purpose of this Option Certificate is as set out in Schedule 1.
2.	GRANT OF OPTION
2.1

Subject to the other terms of the Option Certificate and the rules of the Plan, the Company grants you an option (Option) to acquire 277,506 Ordinary A Shares (Option Shares) in the Company. If you are a US Taxpayer, this Option shall be an NSO.

2.2	The Grant Date of the Option is the date of execution of this deed by the Company.
2.3	The Exercise Price of the Option is €0.06 for each Option Share.
2.4	No payment is due from you in consideration for the grant of the Option.

28847805 – Option Certificate - Ron Cooper (3)	1

3.	EXERCISE OF OPTION
3.1	You may exercise the Option only in accordance with the rules of the Plan and the other terms of this Option Certificate.
3.2	You may lose the ability to exercise the Option or the Option may lapse if certain events occur, in accordance with the rules of the Plan.
3.3

You may not exercise the Option after the tenth anniversary of the Grant Date (or, if the Option is an ISO and, on the Grant Date, you own shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company or any Affiliate determined pursuant to the rule of attribution of stock ownership under Section 424(d) of the US Code, the fifth anniversary of the Grant Date) and it will lapse on that date if it has not lapsed or been exercised in full before then.

3.4

You may not transfer the Option and it will lapse if you attempt to do so. However, the Option will not lapse if and when it passes to your personal representatives on your death, subject to rule 7.2 of the Plan.

3.5	You may not make the Option subject to a charge or any other security interest. For example, you cannot use the Option as security for a loan. The Option will lapse if you attempt to do so.
4.	EXERCISE CONDITIONS
4.1	You may only exercise the Option if, and to the extent that, the exercise conditions set out in Schedule 1 to this Option Certificate (Exercise Conditions) are satisfied.
4.2

By accepting the Option, you agree that when you exercise your Option you will execute any documents that would be required by article 10 of the Company's articles of association adopted on 18 March 2016 (or any provisions of a similar nature contained in articles of association as subsequently adopted by the Company from time to time) as if you were a member of the Company.

5.	TERMS OF OPTION
5.1	The Option is subject to the rules of the Plan (which are incorporated by reference in the Option Certificate).
5.2	Subject to rule 2.3(g) of the Plan, the rules of the Plan shall take precedence over any conflicting statement about the terms of the Option.

28847805 – Option Certificate - Ron Cooper (3)	2

6.	TAX & INDEPENDENT ADVICE
6.1	By accepting the Option, you irrevocably agree to:
(a)	pay to the Company, your employer or former employer (as appropriate) the amount of any Tax Liability; or
(b)	enter into arrangements to the satisfaction of the Company, your employer or former employer (as appropriate) for payment of any Tax Liability.
6.2	By accepting the Option you:
(a)

acknowledge that no Group Member and no Officer, employee or representative of any Group Member has made any warranty or representation to you with respect to the tax consequences (including, but not limited to, income tax consequences) related to the issuance of the Option to you, or any cancellation, transfer, holding or exercise thereof;

(b)

confirm that you have obtained all necessary independent advice to evaluate the risks involved and that you are not relying in any respect on any Group Member or any Officer, employee or representative of any Group Member for any tax assessment or advice in this regard;

(c)

acknowledge that there may be adverse tax consequences upon acquisition, cancellation or disposition of the Option or upon the Shares subject to the Option and that you should consult a tax advisor prior to accepting, exercising or disposing of the Option or acquiring or disposing of the underlying Shares;

(d)	confirm you have been advised that you should consult with his own attorney, accountant, and/or tax advisor regarding the decision to accept the Option and the consequences thereof; and
(e)	agree no Group Member and no Officer, employee or representative of any Group Member has any responsibility to take or refrain from taking any actions in order to achieve a certain tax result for you.
7.	EXERCISE
7.1

To exercise the Option, you should fill in and sign an Exercise Notice substantially in the form attached hereto as Exhibit A (or any replacement paper or electronic form provided to you by the Company) and submit it to the Company.

7.2	If you exercise the Option in part only, you must exercise it over at least the minimum number of Shares over which the Option may then be exercised in accordance with rule 5.6 of the Plan.
7.3	Payment of the aggregate Exercise Price shall be as permitted by rule 6.2 of the Plan.

28847805 – Option Certificate - Ron Cooper (3)	3

7.4

Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (1933 Act), the Company shall be under no obligation to issue the Shares covered by such exercise unless the Company has determined that such exercise and issuance would be exempt from the registration requirements of the 1933 Act and until the following conditions have been fulfilled:

(a)

the person(s) who exercise the Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon any certificate(s) evidencing the Shares issued pursuant to such exercise:

“The securities represented by this certificate have not been registered under the U.S. Securities Act of 1933, as amended (the "1933 Act") or other applicable securities laws. These securities have been acquired for investment and not with a view to distribution or resale and may not be offered, sold, pledged or otherwise transferred except (1) in accordance with the provisions of Regulations S, Rule 901 through Rule 905, and preliminary notes under the 1933 Act; or (2) pursuant to an available exemption from the registration requirements of the 1933 Act; or (3) pursuant to an effective registration statement;” and

(b)

if the Company so requires, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder.  Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or “blue sky” laws).

This document has been executed as a deed and is delivered and takes effect on the date stated at the beginning of it.

28847805 – Option Certificate - Ron Cooper (3)	4

SCHEDULE 1

Exercise Conditions

1.1	Upon the occurrence of the event described in paragraph 1.2 below, you will be entitled to acquire all of the Option Shares pursuant to the Option.
1.2	You may exercise the Option upon or after the date of an NDA filing for A4250 for an orphan indication, where such filing occurs during the three year period commencing from 11 June 2015.

28847805 – Option Certificate - Ron Cooper (3)	5

Executed as a deed by ALBIREO	/s/ David Chiswell
LIMITED acting by a director in the presence of:	Director

Witness signature: /s/ Kerry Williamson
Name of witness: Kerry Williamson
Address of witness: ***

Executed as a deed by RON COOPER	/s/ Ron Cooper
in the presence of:	Option Holder

Witness signature: /s/ Adrian M. duCille
Name of witness: Adrian M. duCille
Address of witness: 50 Milk St.,
Boston, MA 02109

28847805 – Option Certificate - Ron Cooper (3)	6

EXHIBIT A

EXERCISE NOTICE

To:Albireo Limited

Ladies and Gentlemen:

I hereby exercise my Option to purchase __________ shares (the “Shares”) of Albireo Limited (the “Company”), at the exercise price of €_____ per share, pursuant to and subject to the terms of that certain Option Certificate between the undersigned and the Company dated ________, 20__.  I hereby exercise my Option in accordance with this Exercise Notice. I agree to the terms of this Exercise Notice and understand that the exercise of the Option is subject to the Plan rules.

I am aware that the Shares have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or any state securities laws.  I understand that the reliance by the Company on exemptions under the 1933 Act is predicated in part upon the truth and accuracy of the statements by me in this Exercise Notice.

I hereby represent and warrant that (1) I have been furnished with all information which I deem necessary to evaluate the merits and risks of the purchase of the Shares; (2) I have had the opportunity to ask questions concerning the Shares and the Company and all questions posed have been answered to my satisfaction; (3) I have been given the opportunity to obtain any additional information I deem necessary to verify the accuracy of any information obtained concerning the Shares and the Company; and (4) I have such knowledge and experience in financial and business matters that I am able to evaluate the merits and risks of purchasing the Shares and to make an informed investment decision relating thereto.

I hereby represent and warrant that I am purchasing the Shares for my own personal account for investment and not with a view to the sale or distribution of all or any part of the Shares.

I understand that because the Shares have not been registered under the 1933 Act, I must continue to bear the economic risk of the investment for an indefinite time and the Shares cannot be sold unless the Shares are subsequently registered under applicable federal and state securities laws or an exemption from such registration requirements is available.

I agree that I will in no event sell or distribute or otherwise dispose of all or any part of the Shares unless (1) there is an effective registration statement under the 1933 Act and applicable state securities laws covering any such transaction involving the Shares or (2) the Company receives an opinion of my legal counsel (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration or the Company otherwise satisfies itself that such transaction is exempt from registration.

I consent to the placing of a legend on my certificate for the Shares stating that the Shares have not been registered and setting forth the restriction on transfer contemplated hereby.

28847805 – Option Certificate - Ron Cooper (3)	7

I understand that at the present time Rule 144 of the Securities and Exchange Commission (the “SEC”) may not be relied on for the resale or distribution of the Shares by me.  I understand that the Company has no obligation to me to register the sale of the Shares with the SEC and has not represented to me that it will register the sale of the Shares.

I have considered the Federal, state and local income tax implications of the exercise of my Option and the purchase and subsequent sale of the Shares and I hereby agree to:

i.	pay to the Company, my employer or former employer (as appropriate) the amount of any Tax Liability; or
ii.	enter into arrangements to the satisfaction of the Company, my employer or former employer (as appropriate) for payment of any Tax Liability.

I hereby agree this Exercise Notice is not valid unless the Option is exercisable in accordance with the Plan rules (including any terms specified at grant) and I have done all of the following:

(a)	completed all the relevant sections of this notice, including the declaration below; and
(b)	entered into any deed of adherence and/or joinder agreement as may required under rule 5.5(b) of the Plan.

I agree that in the event the Company proposes to offer for sale to the public any of its equity securities and the Company or any underwriter engaged by the Company in connection with such offering requests that I sign an agreement restricting the sale or other transfer of Shares, then I will promptly sign such agreement and will not transfer, whether in privately negotiated transactions or to the public in open market transactions or otherwise, any Shares or other securities of the Company held by me during such period as is determined by the Company and the underwriters, not to exceed 180 days following the closing of the offering, plus such additional period of time as may be required to comply with NASD Rule 2711 or similar rules thereto (such period, the “Lock-Up Period”).  Such agreement shall be in writing and in form and substance reasonably satisfactory to the Company or such underwriter and pursuant to customary and prevailing terms and conditions.  I further agree that notwithstanding whether I have signed such an agreement, the Company may impose stop-transfer instructions with respect to the Shares or other securities of the Company subject to the foregoing restrictions until the end of the Lock-Up Period.

I am paying the option exercise price for the Shares as follows:

Please issue the Shares to me and mail the certificate to me at the following address:

28847805 – Option Certificate - Ron Cooper (3)	8

My address to be entered in the Company’s register of member, if different from the address listed above is:

Very truly yours,

Participant (signature)

Print Name

Date

Social Security Number

28847805 – Option Certificate - Ron Cooper (3)	9

AGREED FORM

DATED 18 MARCH 2016

(as amended on 18 April 2016)

ALBIREO LIMITED

share option plan

Bristows LLP

100 Victoria Embankment

London

EC4Y 0DH

28849690 – UPDATED SOP RULES

AGREED FORM

CONTENTS

CLAUSE

1.	INTERPRETATION	1

2.	GRANT OF OPTIONS	6

3.	EXERCISE CONDITION	8

4.	OVERALL GRANT LIMITS	9

5.	EXERCISE OF OPTIONS	9

6.	MANNER OF EXERCISE OF OPTIONS	11

7.	TERMINATION OF EMPLOYMENT, CONSULTANCY OR OFFICE	12

8.	LAPSE OF OPTIONS	13

9.	TAX LIABILITIES	14

10.	RELATIONSHIP WITH EMPLOYMENT CONTRACT, CONSULTANCY AGREEMENT OR TERMS OF APPOINTMENT TO OFFICE	14

11.	TAKEOVERS, LIQUIDATION, IPO & ASSET SALES	15

12.	EXCHANGE OF OPTIONS	17

13.	ADS; VARIATIONS OF SHARE CAPITAL	17

14.	NOTICES	18

15.	ADMINISTRATION AND AMENDMENT	19

16.	THIRD PARTY RIGHTS	20

17.	DATA PROTECTION	20

18.	GOVERNING LAW	21

19.	JURISDICTION	21

28849690 – UPDATED SOP RULES

AGREED FORM

Rules of the Albireo Limited Share Option Plan

Established by resolution of the board of directors of the Company on 18 March 2016.

Amended by resolution of the board of directors of the Company on 18 April 2016.

1.	INTERPRETATION
1.1	The following definitions and rules of interpretation apply in the Plan.

Acting in Concert: has the meaning given to it in the City Code on Takeovers and Mergers published by the Panel on Takeovers and Mergers.

ADS: means American Depository Shares, receipts therefor, or any other similar form of equity security that is admitted to trading on a recognised market and corresponds to Shares.

Applicable Laws: means the requirements relating to (a) the adoption and administration of equity plans  as applicable to a company incorporated and registered in England and Wales (including, but not limited to, the Companies Act 2006 and the Financial Services and Markets Act 2000, together with any secondary legislation in respect thereof), (b) the offer and issuance of equity under United States federal securities laws and regulations and any applicable securities laws of any other applicable jurisdiction, (c) the US Code, (d) any stock exchange or quotation system on which the Shares are then listed or traded, and (e) any other applicable laws or regulations.

Articles of Association: the Company’s articles of association, as amended from time to time.

Asset Sale: the disposal by the Company or a Group Member of all, or a substantial part of, the business and assets of the Group to a person other than a Group Member.

Board: the board of directors of the Company or a committee of directors appointed by that board to carry out any of its functions under the Plan.

Business Day: a day other than a Saturday, Sunday or public holiday in England when banks in London are open for business.

Cause: means, with respect to an Option Holder (and not his personal representative), (a) dishonesty with respect to the Company or any Group Member, (b) insubordination, substantial malfeasance or nonfeasance of duty, (c) unauthorized disclosure of confidential information, (d) material breach by an Option Holder of any provision of any employment, consulting, advisory, nondisclosure, noncompetition or similar agreement between the Option Holder and the Company or any Group Member, and (e) conduct substantially prejudicial to the business of the Company or any Group Member; provided, however, that any provision in an agreement between a Option Holder and the Company or any Group Member that (i) contains a conflicting definition of Cause for termination and (ii) is in effect at the time of such termination shall supersede this

28849690 – UPDATED SOP RULES	1

AGREED FORM

definition with respect to that Option Holder.  The determination of the Board as to the existence of Cause will be conclusive on the Option Holder and the Company.

Change of Control: the sale of any of the shares in the capital of the Company (in one transaction or a series of transactions) (“Sale”) that will result in the acquiror of those shares, and any persons Acting in Concert with such acquiror, acquiring Control of the Company, except where:

(a)	the acquiror is a company (“Acquiring Company”); and
(b)

the shareholders in the Company immediately before the Sale (“Legacy Shareholders”) will collectively hold more than 50% (on an as-converted, fully-diluted basis) of the voting shares, common stock or other voting securities (as applicable) of the Acquiring Company (or, alternatively, any holding company of the Acquiring Company) (“Equity Interests”) immediately following completion of the Sale; and

(c)

the Equity Interests that will be held by Legacy Shareholders immediately following completion of the Sale will be held in substantially the same proportions, as between the Legacy Shareholders, as the shares the Legacy Shareholders were holding in the Company immediately before the Sale.

Company: Albireo Limited incorporated and registered in England & Wales with number 06445879.

Control: means the power of a person (“P”) to secure: (a) by means of the holding of shares or the possession of voting power in relation to that or any other body corporate; or (b) as a result of any powers conferred by the articles of association or other document regulating that or any other body corporate, that the affairs of the company are conducted in accordance with P’s wishes.

Employment Tax: whether or not directly or primarily chargeable against or attributable to the Company or any Group Member and regardless of whether the Company or any Group Member has, or may have, any right of reimbursement against any other person: (a) any form of employment tax, levy, impost, duty, contribution, liability and charge in the nature of taxation and all related withholdings or deductions of any kind (including, for the avoidance of doubt, any national insurance and social security contribution liabilities and similar or corresponding obligations) wherever and whenever payable and shall further include any amount payable as a consequence of any claim, direction order or determination of any taxation authority; and (b) all fines, penalties, charges, costs and interest included in or relating to any of the above or to any obligation in respect of any of the above.

Exercise Condition: a condition that must be satisfied before an Option may be exercised, which complies with rule 3 and is specified in the Option Certificate under rule 2.3.

Exercise Notice: the exercise notice referred to in rule 6.1

28849690 – UPDATED SOP RULES	2

AGREED FORM

Exercise Price: the price at which each Share subject to an Option may be acquired on the exercise of that Option, which:

(a)	in the case of an ISO granted under this Plan, if:
(i)

granted to an employee who, at the time the ISO is granted, owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company or any US Affiliate determined pursuant to the rule of attribution of stock ownership under Section 424(d) of the US Code, the Exercise Price shall be no less than 110% of the Fair Market Value per Share on the Grant Date; or

(ii)	granted to any employee other than an employee described in sub-paragraph (i) immediately above, the Exercise Price shall be no less than 100% of the Fair Market Value per Share on the Grant Date; and
(b)

in the case of an NSO granted under this Plan, the Exercise Price shall be no less than 100% of the Fair Market Value per Share on the Grant Date unless the terms of the NSO comply with the requirements of Section 409A of the US Code or are granted to a consultant to whom Section 409A of the US Code does not apply;

provided always that, subject to rule 13.3(b), if Shares are to be newly issued to satisfy the Option, the price may not be less than the nominal value of a Share.

Fair Market Value: means, with respect to a Share, as of any date (i) if the Shares are admitted to trading on a securities exchange or traded in the over‑the‑counter market and sales prices are regularly reported for the Shares, the closing or, if not applicable, the last price of the Shares on the composite tape or other comparable reporting system on such date or, if such date is not a trading day, the last trading day prior to such date; (ii) if (A) the Shares are not at the time listed or admitted to trading on a stock exchange, but are traded on the over‑the‑counter market, (B) sales prices are not regularly reported for the Shares for the applicable trading day referred to in clause (i), and (C) bid and asked prices for the Shares are regularly reported for the Shares for the applicable trading day referred to in clause (i), the mean between the bid and the asked price for the Shares at the close of trading in the over-the-counter market for the applicable trading day referred to in clause (i); or (iii) if the Shares are not listed or admitted to trading on any stock exchange or traded in the over-the-counter market, such value as the Board, in good faith, shall determine in compliance with Applicable Laws.

Grant Date: the date on which an Option is granted under the Plan.

Group: the Company and its US Affiliates and Subsidiaries (references to Group Member shall be construed accordingly).

IPO: means the admission of any shares in the Company (which, for clarity, includes any ADSs representing shares in the Company) (i) to the Official List of the Financial Conduct Authority (or any body with responsibility under legislation replacing the Financial Services and Markets Act 2000 for carrying out regulatory actions) and to

28849690 – UPDATED SOP RULES	3

AGREED FORM

trading on the London Stock Exchange’s market for listed securities, (ii) to trading on the Alternative Investment Market of the London Stock Exchange, or (iii) to trading on the NASDAQ Stock Market, the New York Stock Exchange, the OMX Nordic Exchange or any other recognised investment exchange, recognised overseas investment exchange, designated investment exchange or designated overseas investment exchange, in each case for the purposes of the Financial Services and Markets Act 2000.

ISO: an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the US Code granted to an employee who is also a US Taxpayer.

Last Permitted Exercise Date: with respect to any particular Option, the earlier of: (a) the day that is 90 days, or such later date as may be determined by the Board in compliance with Applicable Laws, following the date on which the applicable Option Holder ceases to be a Qualifying Person; or (b) the natural expiration date for such Option.

NSO: an Option granted to a US Taxpayer not intended to qualify as an ISO.

Offeror: the person who acquires control of the Company under a Change of Control.

Officer: has the meaning given in section 1173 of the Companies Act 2006 (which, for the avoidance of doubt, includes a member of any Group Member’s board of directors).

Option: a right to acquire Shares granted under the Plan.

Option Certificate: a certificate setting out the terms of an Option, entered into under rule 2.3.

Option Holder: an individual who holds an Option or, where applicable, his personal representatives.

Personal Data: any personal information that could identify an Option Holder.

Plan: the share scheme constituted and governed by these rules, as amended from time to time, which shall be an employee share scheme (as defined in section 1166 of the Companies Act 2006) in respect of any issuance made to a Qualifying Person who falls within the scope of section 1166 of the Companies Act 2006.

Qualifying Person: an individual who is an employee, a consultant or an Officer of a Group Member.

Rollover Period: the period during which Options may be exchanged for options over shares in another company under rule 12.1.

Scheme Grant Limit: has the meaning given in rule 4.1.

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Shares: means, subject to rule 13, €0.01 Ordinary A Shares in the capital of the Company (or, in the event that the entire issued share capital of the Company is at any time following the date of this Plan comprised of any other single class of share, that class of share), having the rights set out in the Articles of Association.

Subsidiary: has the meaning given in section 1159 of the Companies Act 2006.

Taxable Event: any event or circumstance that gives rise to a liability for the Option Holder to pay income tax, Employment Tax, and any other amount required by Applicable Laws in respect of:

(a)	the Option, including its exercise, assignment or surrender for consideration, or the receipt of any benefit in connection with it;
(b)	any Shares (or other securities or assets):
(i)	earmarked or held to satisfy the Option;
(ii)	acquired on exercise of the Option;
(iii)	acquired as a result of holding the Option; or
(iv)	acquired in consideration of the assignment or surrender of the Option;
(c)	any securities (or other assets) acquired or earmarked as a result of holding Shares (or other securities or assets) mentioned in (b) above.

Tax Liability: the total of Employment Tax, income tax and other amounts required by Applicable Laws to be withheld from the Option Holder’s salary, wages or other remuneration in connection with the issuance of an Option or Shares or for any other reason required to be withheld and paid by the Company or a Group Member on behalf of the Option Holder by Applicable Laws.

US Affiliate: means a corporation or other entity deemed taxed as a corporation under the US Code that is a parent or subsidiary of the Company, direct or indirect, in an unbroken chain of corporations or other entities if, each of the corporations or other entities (except for the ultimate parent corporation/entity) owns stock possessing 50 percent or more of the total combined voting power of all classes of stock or other equity interests in one of the other corporations or entities in such chain.

US Code: the United States Internal Revenue Code of 1986, as amended, including any successor statute, regulation and guidance thereto.

US Taxpayer: a person who is subject to the federal income tax laws of the United States.

Warrant Alternative Shares: has the meaning given in the 2016 Warrant Instrument.

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Warrants: warrants issued pursuant to the 2016 Warrant Instrument.

2016 Warrant Instrument: the warrant instrument executed by the Company on or about the date of adoption of this Plan.

1.2	Rule headings shall not affect the interpretation of the Plan.
1.3	Unless the context otherwise requires, words in the singular shall include the plural and in the plural shall include the singular.
1.4	Unless the context otherwise requires, a reference to one gender shall include a reference to the other genders.
1.5

A person includes a natural person, corporate or unincorporated body (whether or not having separate legal personality).  A reference to a “company” shall include any body incorporated outside of the United Kingdom (but shall exclude a corporate sole or a partnership that is not regarded as a body corporate under the law by which it is governed).

1.6	A reference to a statute or statutory provision is a reference to it as amended, extended or re-enacted from time to time.
1.7	A reference to a statute or statutory provision shall include all subordinate legislation made from time to time under that statute or statutory provision.
1.8	A reference to writing or written includes fax and email.
1.9	Any obligation on a party not to do something includes an obligation not to allow that thing to be done.
1.10	References to rules are to the rules of the Plan.
1.11

Any words following the terms including, include, in particular, for example or any similar expression shall be construed as illustrative and shall not limit the sense of the words, description, definition, phrase or term preceding those terms.

2.	GRANT OF OPTIONS
2.1

Subject to the rules, the Company (acting through the Board) may grant an Option to any Qualifying Person it chooses; provided that each grant of an Option shall be subject to obtaining any approval or consent required under any Applicable Laws.  In the exercise of its powers, the Board may resolve to authorise one or more officers of the Company to: (i) designate any Qualifying Person to be a recipient of an Option; (ii) determine the number of Shares over which such Option is granted (in accordance with the Plan) and all other terms to be included in the Option Certificate; and (iii) take such further actions and exercise such powers on behalf of the Company as may be required in connection with the grant of such Options, provided always that the resolution so authorising such officer or officers shall

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specify the total number of Shares over which such officer or officers may grant Options.  The Board may not authorise an officer of the Company to designate himself or herself as a recipient of an Option.

2.2	The Company may not grant Options at any time when that grant would be prohibited by, or in breach of, any law, or regulation with the force of law.
2.3

The Company shall grant an Option by executing an Option Certificate as a deed in a form approved by the Board or as approved by such officer(s) authorised by the Board under rule 2.2. Each Option Certificate shall (without limitation):

(a)	specify the Grant Date of the Option;
(b)	if the grant is made to a US Taxpayer, specify the type of Option, if applicable (such as NSO or ISO);
(c)	specify the number of Shares over which the Option is granted;
(d)	specify the Exercise Price;
(e)	specify any Exercise Condition;
(f)

specify the date when the Option will lapse, assuming that the Option is not exercised earlier and no event occurs to cause the Option to lapse earlier.  This date may not be later than the tenth anniversary of the Grant Date; provided, however, if the Option is an ISO granted to an employee who, at the time the ISO is granted, owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company or any US Affiliate determined pursuant to the rule of attribution of stock ownership under Section 424(d) of the US Code, this date may not be later than the fifth anniversary of the Grant Date;

(g)	specify the amount, if any, payable by the Qualifying Person for the grant of the Option;
(h)

include a statement that the Option is subject to these rules (which shall be incorporated in the Option Certificate by reference), together with any express stated exception or variation to these rules in respect of that specific Option grant;

(i)	state that by accepting the Option the Option Holder irrevocably agrees to the terms required by rule 9.1; and
(j)	include a summary of rule 8.1.

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3.	EXERCISE CONDITION
3.1	On the Grant Date of any Option, the Board may specify one or more appropriate Exercise Conditions for the Option. An Exercise Condition may be specified to apply only to part of an Option.
3.2

The Board may vary or waive any Exercise Condition, provided that any varied Exercise Condition shall be (in the reasonable opinion of the Board) no more difficult to satisfy than the original Exercise Condition was at the Grant Date.

3.3

The Board shall determine whether, and to what extent, Exercise Conditions have been satisfied. If the Board considers that an Exercise Condition has become incapable of being satisfied, in whole or in part, and the Board does not waive such Exercise Conditions as permitted by rule 3.2, that Option, or the appropriate part of it, shall lapse forthwith.

3.4	If an Option is subject to any Exercise Condition, the Board shall notify the Option Holder within a reasonable time after the Board becomes aware of the relevant information:
(a)	whether (and, if relevant, to what extent) the Exercise Condition has been satisfied;
(b)	of any subsequent change in whether, or the extent to which, the Exercise Condition has been satisfied;
(c)	when that Exercise Condition has become incapable of being satisfied, in whole or in part; and
(d)	of any waiver or variation of that Exercise Condition under rule 3.2.
3.5	For the avoidance of doubt, rule 3.2 permits the Board to make a general or conditional waiver of Exercise Conditions:
(a)	on cessation of employment or consultancy or the vacation of office;
(b)	on the occurrence of any event permitting the exercise of Options under rule 11; or
(c)	on the release of Options in exchange for New Options under rule 12.
3.6

The amount of ISOs which may become exercisable by an Option Holder in any calendar year (collectively under this Plan and any other plan of the Company or an US Affiliate providing for the grant of ISOs) may not exceed US $100,000, calculated by determining the aggregate Fair Market Value (determined at the time each ISO is granted) of the Shares with respect to which an ISO is exercisable for the first time by an Option Holder in any calendar year.  To the extent an Option Holder holds two or more ISOs which become exercisable for the first time in the

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same calendar year, the foregoing limitation on the exercisability as ISOs shall be applied on the basis of the order in which such ISOs are granted pursuant to Section 422(d) of the US Code.  Any ISO or portion thereof granted outside this limit shall be deemed to be an NSO.

4.	OVERALL GRANT LIMITS
4.1	The number of Shares as to which Options may be issued from time to time pursuant to this Plan shall be 8,325,188 Shares (the “Scheme Grant Limit”) less the aggregate number of:
(a)

Shares issuable pursuant to the exercise of granted Warrants (whether exercised, unexercised, cancelled or lapsed) and the aggregate number of Shares in respect of which an offer for the grant of a Warrant is still capable of acceptance; and

(b)	Warrant Alternative Shares issued or in respect of which an offer of issuance is still capable of acceptance,

or the equivalent of such number of Shares after the Board, in its sole discretion, has interpreted the effect of variation of share capital or the distribution of ADSs in lieu of Shares in accordance with rule 13.  If an Option ceases to be outstanding, in whole or in part (other than by exercise), the unissued Shares which were subject to such Option shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if an Option is exercised, in whole or in part, by tender of Shares or if an Option Holder’s payment obligation or the Company or a Group Member’s tax withholding obligation is satisfied by withholding Shares subject to the Option, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in this rule 4.1 shall be the number of Shares that were subject to the Option and not the net number of Shares actually issued.

5.	EXERCISE OF OPTIONS
5.1	Subject to rule 3.2 and rule 11, an Option Holder may not exercise an Option before any Exercise Condition relating to that Option has been satisfied.
5.2

An Option Holder may not exercise an Option at a time when its exercise is prohibited by, or would be a breach of, any Applicable Laws or other rule, code or set of guidelines (such as a personal dealing code adopted by the Company).

5.3	Subject to rule 5.4 and unless determined otherwise by the Board, an Option Holder may not exercise an Option at any time:
(a)	while disciplinary proceedings by any Group Member are underway against him; or

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(b)	while any Group Member is investigating his conduct and may as a result begin disciplinary proceedings; or
(c)	while there is a breach of his employment contract that is a potentially fair reason for his summary dismissal; or
(d)	while there is a breach of his consultancy agreement that entitles any Group Member to summarily terminate his appointment;
(e)	while he is in breach of a fiduciary duty owed to any Group Member; or
(f)	while he is in material breach of a statutory duty owed to any Group Member; or
(g)

after he has ceased to be a Qualifying Person, if there was a breach of his employment contract, consultancy agreement or fiduciary or statutory duties that (in the reasonable opinion of the Board) would have prevented the exercise of the Option had the Company been aware (or fully aware) of that breach, and of which the Company was not aware (or not fully aware) until after both:

(i)	his ceasing to be a Qualifying Person; and
(ii)	the time (if any) when the Board decided to permit him to exercise his Option.
5.4	The Company shall not unfairly frustrate a valid exercise of the Option by the inappropriate application of any provision of rule 5.3.
5.5	An Option Holder may not exercise an Option unless:
(a)	he has made any arrangements, or entered into any agreements, that may be required and are referred to in rule 9; and
(b)	save as otherwise determined by the Board and if an IPO has not yet occurred, he has entered into:
(i)

a deed of adherence (in a form required by the Board) to any shareholders’ agreement, from time to time in force in respect of the Company to which all shareholders of the Company are parties, if such Option Holder is not already a party; and

(ii)

a joinder agreement (in a form required by the Board) pursuant to which the Option Holder agrees to become a party to any sale or exchange agreement (as such agreement is or will be in force at the date of exercise and where such agreement provides for the sale of the entire issued share capital of the Company) if such Option Holder is not already a party to such agreement.

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5.6

Save as otherwise approved by the Board, an Option may only be exercised, from time to time, in part if exercised over at least the lower of: (i) 50,000 Shares; and (ii) 25% of the number of Shares over which the Option may be exercised at such time.

6.	MANNER OF EXERCISE OF OPTIONS
6.1	An Option shall be exercised by the Option Holder giving a written exercise notice to the Company, as follows:
(a)	setting out the number of Shares over which the Option Holder wishes to exercise the Option;
(i)	if that number exceeds the number over which the Option may be validly exercised at the time, the Company shall:
(A)	treat the Option as exercised only in respect of that lesser number; and
(B)	refund any excess amount paid to exercise the Option or meet any Tax Liability;
(ii)

if that number is less than the number over which the Option may be validly exercised at the time, the Company shall reject such notice and refund any amount paid to exercise the Option or meet any Tax Liability; and

(b)	using a form that the Board will approve.
6.2	Any Exercise Notice shall be accompanied by all of the following:
(a)

payment of an amount equal to the Exercise Price multiplied by the number of Shares specified in the notice which shall be made: (i) in United States dollars (or such currency as may be determined by the Board) by electronic transfer; or (ii) at the discretion of the Board, by having the Company retain unissued from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate Exercise Price for the number of Shares as to which the Option is being exercised, provided always that the Option Holder subscribes in cash for at least the aggregate nominal value of any Shares to be issued to him; or (iii) at the discretion of the Board, in accordance with a cashless exercise program established with a securities brokerage firm; or (iv) at the discretion of the Board, by any combination of (i), (ii), (iii) and (iv) above; or (v) at the discretion of the Board, payment of such other lawful consideration as the Board may determine. Notwithstanding the foregoing, (A) the Board shall not exercise its discretion in a manner that would result in the Company being in breach of any Applicable Laws and (B) with respect to the exercise of

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any ISO, only such methods of payment as are permitted by Section 422 of the US Code shall be permitted;
(b)	any payment required under rule 9; and
(c)	any documents relating to arrangements or agreements required under rule 5.5(b) or rule 9.
6.3	Any Exercise Notice shall be invalid:
(a)	to the extent that it is inconsistent with the Option Holder's rights under these rules and the Option Certificate;
(b)	if any of the requirements of rule 6.1 or rule 6.2 are not met; or
(c)	if any payment referred to in rule 6.2 is made by a cheque that is not honoured on first presentation or that fails in any other manner to transfer the expected value to the Company.
6.4

The Company may permit the Option Holder to correct any defect referred to in rule 6.3(b) or rule 6.3(c) (but shall not be obliged to do so). The date of any corrected Exercise Notice shall be the date of the correction rather than the original notice date for all other purposes of the Plan.

6.5	The Company shall allot and issue Shares (or, as appropriate, procure their transfer) as soon as practicable after a valid Option exercise, subject to the other rules of the Plan.
6.6

Shares allotted and issued in satisfaction of the exercise of an Option shall rank equally in all respects with the other shares of the same class in issue at the date of allotment, except for any restriction or any rights determined by reference to a date before the date of allotment or save as otherwise expressly provided for in the Articles of Association.

6.7

Shares transferred in satisfaction of the exercise of an Option shall be transferred free of any lien, charge or other security interest, other than any restriction, and with all rights attaching to them, other than any rights determined by reference to a date before the date of transfer.

6.8

If the Shares are listed or traded on any stock exchange, the Company shall apply to the appropriate body for any newly issued Shares allotted on exercise of an Option to be listed or admitted to trading on that exchange.

7.	TERMINATION OF EMPLOYMENT, CONSULTANCY OR OFFICE
7.1

An Option Holder who ceases to be a Qualifying Person (whether or not following notice) may not exercise an Option at any time after ceasing to be a Qualifying Person, except where rule 7.2 or 7.3 applies.

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7.2

If an Option Holder dies, his personal representatives may exercise his Option (to the extent it was exercisable by the Option Holder at the date of death and subject always to rule 11) during the period ending 12 months after his death (or until such later date as may be determined by the Board in compliance with Applicable Laws).

7.3

An Option Holder who gives or receives notice of termination of employment, consultancy or office, or who ceases to be a Qualifying Person, for any reason other than Cause and after all Exercise Conditions relating to that Option (or any portion thereof) have been satisfied may exercise the Option (or the portion thereof for which all Exercise Conditions have been met) during the period ending on the Last Permitted Exercise Date.

7.4

An Option Holder shall continue to be regarded as a Qualifying Person until the first date upon which he is no longer serving as an employee, consultant or Officer of any Group Member; provided that if the Option is an ISO and the Option Holder is no longer serving as an employee of the Company or a US Affiliate the Option shall, in accordance with the US Code, automatically convert into an NSO on the date that is 90 days after the date on which the Option Holder ceases to be an employee of the Company or a US Affiliate.

8.	LAPSE OF OPTIONS
8.1

An Option Holder may not transfer or assign, or have any charge or other security interest created over an Option (or any right arising under it). An Option shall lapse if the relevant Option Holder attempts to do any of those things. However, this rule does not prevent the transmission of an Option to an Option Holder's personal representatives on the death of the Option Holder.

8.2	An Option shall lapse on the earliest of the following:
(a)	any attempted action by the Option Holder falling within rule 8.1;
(b)	when the Board so decides in accordance with rule 3.3, to the extent that an Exercise Condition has become wholly or partly incapable of being met;
(c)	any date on which the Option shall lapse, as specified in the Option Certificate;
(d)	in accordance with rule 7.1 in connection with the Option Holder ceasing to be a Qualifying Person; or
(e)	if any part of rule 11 applies, the time specified for the lapse of the Option under that part of rule 11.

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9.	TAX LIABILITIES
9.1	The Exercise Notice shall include the Option Holder's irrevocable agreement to:
(a)	pay to the Company, his employer or former employer (as appropriate) the amount of any Tax Liability; or
(b)	enter into arrangements to the satisfaction of the Company, his employer or former employer (as appropriate) for payment of any Tax Liability.
9.2

If an Option Holder does not fulfil his obligations under either rule 9.1(a) or rule 9.1(b) in respect of any Tax Liability arising from the exercise of an Option, the Company may elect to withhold Shares from the Shares that would otherwise be delivered to the Option Holder at the statutory minimum amount under Applicable Laws. The Option Holder's obligations under rule 9.1(a) and rule 9.1(b) shall not be affected by any election of the Company not to withhold shares under this rule 9.2.

9.3	The Exercise Notice shall include a power of attorney appointing the Company as the Option Holder's agent and attorney for the purposes of rule 9.2.
10.	RELATIONSHIP WITH EMPLOYMENT CONTRACT, CONSULTANCY AGREEMENT OR TERMS OF APPOINTMENT TO OFFICE
10.1	The rights and obligations of any Option Holder under the terms of his employment, consultancy or office with any Group Member or former Group Member shall not be affected by being an Option Holder.
10.2	The value of any benefit realised under the Plan by Option Holders shall not be taken into account in determining any pension or similar entitlements.
10.3

Option Holders and Qualifying Persons shall have no rights to compensation or damages on account of any loss in respect of Options or the Plan where this loss arises (or is claimed to arise), in whole or in part, from:

(a)	termination of employment, consultancy or office with; or
(b)

notice to terminate employment, consultancy or office given by or to, any Group Member or any former Group Member. This exclusion of liability shall apply however termination of employment, consultancy or office, or the giving of notice, is caused and however compensation or damages are claimed.

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10.4

Option Holders and Qualifying Persons shall have no rights to compensation or damages from any Group Member or any former Group Member on account of any loss in respect of Options or the Plan where this loss arises (or is claimed to arise), in whole or in part, from:

(a)	any company ceasing to be a Group Member; or
(b)	the transfer of any business from a Group Member to any person that is not a Group Member.

This exclusion of liability shall apply however the change of status of the relevant Group Member, or the transfer of the relevant business, is caused and however compensation or damages are claimed.

10.5	A Qualifying Person shall not have any right to receive Options, whether or not he has previously been granted any.
11.	TAKEOVERS, LIQUIDATION, IPO & ASSET SALES
11.1

The Board shall, as soon as practicable (to the extent permitted by any applicable law, rule, regulation or stock exchange requirement and subject to any duty of confidentiality owed to a third party), serve written notice on each Option Holder in the event that it affirmatively determines that a Change of Control is likely to occur.  Save as otherwise provided for in the Option Certificate, any Exercise Condition that has yet to be satisfied in respect of any Option held by an Option Holder shall automatically be waived immediately before an Offeror obtains Control of the Company (the portion of such Option(s) that may be exercised by an Option Holder pursuant to such waiver being the “Conditional Accelerated Options”).  Any waiver of an unsatisfied Exercise Condition under this rule 11.1 shall not constitute a waiver for any other purpose nor entitle the Option Holder to exercise the Conditional Accelerated Options at any point in time earlier than immediately before an Offeror obtains Control of the Company.  The Company shall put in such procedures as the Board determines appropriate to enable an Option Holder to exercise any Conditional Accelerated Options immediately before an Offeror obtains Control of the Company.  The Board shall have discretion to determine that any Option that has not been exercised upon the Offeror obtaining Control of the Company shall lapse.

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11.2

If any shares in the capital of the Company, in one or a series of transactions, are sold or a right to acquire or dispose is granted resulting in the buyer or grantee acquiring Control of the Company, but this does not constitute a Change of Control, the Board shall have the right (but not an obligation) to make arrangements with the acquiror for suitable replacement options under rule 12.1, or some other appropriate compensation to be offered to Option Holders in consideration for the surrender of Options.  If the Board makes these arrangements with the acquiror (and during any Rollover Period or any period stated for acceptance of other compensation (as applicable), no Option shall be capable of exercise under any rule of the Plan), then to the extent that:

(i)	an Option Holder has not accepted replacement options under rule 12.1 by the end of the Rollover Period; or
(ii)	other compensation has not been accepted by an Option Holder by a lapse date agreed between the acquiror and the Board,

any Option shall lapse.

11.3

If a person, or group of persons Acting in Concert together, acquire Control of the Company by subscribing for new shares in the Company, the Board may in its discretion decide to treat this as a Change of Control for all the purposes of the Plan.

11.4	In rule 11 and rule 12, a person shall be deemed to have obtained Control of a company if he, and others Acting in Concert with him, have obtained Control of it together.
11.5

The Board shall, as soon as practicable (to the extent permitted by any applicable law, rule, regulation or stock exchange requirement and subject to any duty of confidentiality owed to a third party), serve written notice on each Option Holder in the event that it affirmatively determines that an Asset Sale is likely to occur.   Save as otherwise provided for in the Option Certificate, any Exercise Condition that has yet to be satisfied in respect of any Option held by an Option Holder shall automatically be waived immediately prior to completion of an Asset Sale (the portion of such Option(s) that may be exercised by an Option Holder pursuant to such waiver being the “Asset Sale Conditional Accelerated Options”).  Any waiver of an unsatisfied Exercise Condition under this rule 11.5 shall not constitute a waiver for any other purpose nor entitle the Option Holder to exercise the Asset Sale Conditional Accelerated Options at any point in time earlier than immediately prior to completion of the Asset Sale.  The Company shall put in such procedures as the Board determines appropriate to enable an Option Holder to exercise any Asset Sale Conditional Accelerated Options immediately prior to completion of an Asset Sale.  The Board shall have discretion to determine that any Option that has not been exercised upon completion of an Asset Sale shall lapse.

11.6	If the shareholders of the Company receive notice of a resolution for the voluntary winding up of the Company, save as otherwise provided for in the Option

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Certificate, any Exercise Condition that has yet to be satisfied in respect of any Option held by an Option Holder shall automatically be waived immediately prior to the passing of such resolution (the portion of such Option(s) that may be exercised by an Option Holder pursuant to such waiver being the “Winding Up Conditional Accelerated Options”).  Any waiver of an unsatisfied Exercise Condition under this rule 11.6 shall not constitute a waiver for any other purpose nor entitle the Option Holder to exercise the Winding Up Conditional Accelerated Options at any point in time earlier than immediately prior to the passing of such resolution.  The Company shall put in such procedures as the Board determines appropriate to enable an Option Holder to exercise any Winding Up Conditional Accelerated Options immediately prior to the passing of such resolution.  Any Option that has not been exercised upon passing of such resolution shall immediately lapse.

11.7

Upon the occurrence of an IPO, the Board shall have the discretion to determine that any Option shall be exchanged for, what in its reasonable opinion, the Board considers to be a suitable replacement option and to the extent an Option Holder refuses any such exchange, the Option shall lapse.

11.8

In the case of an Option granted to a US Taxpayer, rule 11 shall be administered at all times in accordance with the requirements for corporate reorganizations applicable to ISOs and Section 409A of the US Code so as to preserve the status of the Options as compliant with the ISO regulations and not subject to Section 409A of the US Code.

12.	EXCHANGE OF OPTIONS
12.1

A buyer that acquires Control of the Company in the circumstances described in rule 11.2 may offer to grant a new option (or procure an offer to grant a new option by one of its holding companies) in exchange for an Option on terms approved by the Board; provided that such terms shall comply with rule 11.8. An Option Holder may accept such an offer within the applicable Rollover Period.

12.2	The Rollover Period shall be the period starting with the date the buyer acquires Control and (subject to any shorter period agreed between the buyer and the Board) ending on 60 days after that date.
13.	ADS; VARIATIONS OF SHARE CAPITAL
13.1

In the discretion of the Board, ADSs representing the number of Shares which otherwise would be allotted and issued (or, if applicable, transferred) pursuant to the exercise of an Option may be distributed to the Option Holder in lieu of Shares in satisfaction of the Company’s obligation to issue (or, if applicable, transfer) Shares pursuant to the exercise of an Option.

13.2

In the event that the Board exercises its discretion to distribute ADSs pursuant to rule 13.1, unless the context requires (or the Board determines) otherwise, any reference to “Shares” in this Plan and in the relevant Option Certificate shall be deemed to be a reference to “ADS” with respect to the exercise of that Option,

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including but not limited to, for the purpose of the Company satisfying its obligations under rule 6.8.
13.3

If there is any variation of the share capital of the Company (whether that variation is a capitalisation issue (other than a scrip dividend), rights issue, consolidation, subdivision or reduction of capital or otherwise) that affects (or may affect) the value of Options to Option Holders, the Board shall adjust the number and description of Shares subject to each Option or the Exercise Price of each Option in a manner that the Board, in its reasonable opinion, considers to be fair and appropriate and in compliance with Applicable Laws. However:

(a)	the total amount payable on the exercise of any Option in full shall not be increased; and
(b)

the Exercise Price for a Share to be newly issued on the exercise of any Option shall not be reduced below its nominal value (unless the Board resolves to capitalise, from reserves, an amount equal to the amount by which the total nominal value of the relevant Shares exceeds the total adjusted Exercise Price, and to apply this amount to pay for the relevant Shares in full).

14.	NOTICES
14.1	Except as maintained in rule 14.3, any notice or other communication given under or in connection with the Plan shall be in writing and shall be:
(a)	delivered by hand or by pre-paid first-class post or other next working day delivery service at the Appropriate Address;

For the purposes of this rule 14, the “Appropriate Address” means:

(i)	in the case of the Company, Albireo Limited, c/o Albireo AB, Arvid Wallgrens Backe 20, 413 46 Gothenburg, Sweden, provided the notice is marked for the attention of Finance Department;
(ii)	in the case of an Option Holder, his home address; and
(iii)	if the Option Holder has died, and notice of the appointment of personal representatives is given to the Company, any contact address specified in that notice.
(b)	sent by fax to the fax number notified in writing by the recipient to the sender; or
(c)	sent by email to the Appropriate Email Address.

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For the purposes of this rule 14, “Appropriate Email Address” means:

(i)	in the case of the Company, stockadministration@albireopharma.com; and
(ii)	in the case of the Option Holder, his Albireo email address (to the extent that he has reasonable access to one) or to any other email address as notified by the Option Holder to the Company.
14.2	Any notice or other communication given under this rule 14 shall be deemed to have been received on the earlier of actual receipt and:
(a)	if delivered by hand, on signature of a delivery receipt or at the time the notice is left at the appropriate address;
(b)	if sent by prepaid first-class post or other next working day delivery service, on the second Business Day after posting, or at the time recorded by the delivery service;
(c)	if sent by fax, on the next Business Day after transmission; and
(d)	if sent by email, on the next Business Day after sending.
14.3	This rule does not apply to:
(a)	the service of any notice of exercise under rule 6.1; and
(b)	the service of any proceedings or other documents in any legal action or, where applicable, any arbitration or other method of dispute resolution.
15.	ADMINISTRATION AND AMENDMENT
15.1	The Plan shall be administered by the Board.
15.2

The Board may amend the Plan from time to time, except that any modification or amendment of the Plan shall not, without the consent of an Option Holder, adversely affect his or her rights under an outstanding Option.  With the consent of the Option Holder affected, the Board may amend outstanding Options in a manner that may be adverse to the Option Holder but that is not inconsistent with the Plan.  In the discretion of the Board, outstanding Options may be amended by the Board in a manner which is not adverse to the Option Holder. Any amendment approved by the Board which the Board determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval.

15.3	The cost of establishing and operating the Plan shall be borne by the Group Members in proportions determined by the Board.

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15.4	To satisfy the exercise of all the Options, the Company shall ensure that at all times:
(a)

it has sufficient unissued or treasury Shares available, taking into account any other obligations of the Company to issue Shares and to transfer Shares from treasury, if the Company has restricted the number of Shares it can issue in the Articles of Association; and

(b)	arrangements are in place for any third party to transfer issued Shares.
15.5	The Board shall determine any question of interpretation and settle any dispute arising under the Plan. In these matters, the Board's decision shall be final.
15.6	The Company shall not be obliged to notify any Option Holder if an Option is due to lapse.
15.7	The Company shall not be obliged to provide Option Holders with copies of any materials sent to the holders of Shares.
16.	THIRD PARTY RIGHTS
16.1

A person who is not a party to an Option shall not have any rights under or in connection with it as a result of the Contracts (Rights of Third Parties) Act 1999 except where these rights arise under any rule of the Plan for any employer or former employer of the Option Holder that is not a party to an Option.  This does not affect any right or remedy of a third party that exists, or is available, apart from the Contracts (Rights of Third Parties) Act 1999.

16.2

The rights of the parties to an Option to surrender, terminate or rescind it, or agree any variation, waiver or settlement of it, are not subject to the consent of any person that is not a party to the Option as a result of the Contracts (Rights of Third Parties) Act 1999.

17.	DATA PROTECTION
17.1

In accepting the grant of an Option each Option Holder consents to the collection, holding, processing and transfer of his Personal Data by the Company or any Group Member (including, without limitation, any transfers as between Group Members) for all purposes connected with the operation of the Plan.

17.2	The purposes of the Plan referred to in rule 17.1 include, but are not limited to:
(a)	holding and maintaining details of the Option Holder's Options; and
(b)	transferring the Option Holder's Personal Data to the trustee of an employee benefit trust, the Company's registrars or brokers or any administrators of the Plan; and

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(c)

transferring the Option Holder's Personal Data to a bona fide prospective buyer of the Company or the Option Holder's employer company or business unit (or the prospective buyer's advisers), provided that the prospective buyer, and its advisers, irrevocably agree to use the Option Holder's Personal Data only in connection with the proposed transaction and in accordance with the data protection principles set out in the Data Protection Act 1998; and

(d)

transferring the Option Holder's Personal Data under rule 17.2(b) or rule 17.2(c) to a person who is resident in the United States or another country or territory outside the European Economic Area that may not provide the same statutory protection for the information as countries within the European Economic Area.

18.	GOVERNING LAW

The Plan and any dispute or claim arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with the law of England and Wales.

19.	JURISDICTION
19.1

Each party irrevocably agrees that the courts of England and Wales shall have exclusive jurisdiction to settle any dispute or claim arising out of or in connection with, the Plan or its subject matter or formation (including non-contractual disputes or claims).

19.2

Each party irrevocably consents to any process in any legal action or proceedings under rule 19.1 being served on it in accordance with the provisions of the Plan relating to service of notices. Nothing contained in the Plan shall affect the right to serve process in any other manner permitted by law.

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